UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 14, 2007
Date of Report (Date of earliest event reported)

ITONIS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52201	26-0881302
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

502 East John Street, Carson City, Nevada		89706
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry Into a Material Definitive Agreement

Execution of Joint Cooperation Agreement with Pilot Media Limited

On December 14, 2007, ITonis Inc. (“we” or the “Company”) executed a binding, definitive joint cooperation agreement (the “Joint Cooperation Agreement”) with Beijing Lushi (SDTV) Pilot Media Co., Ltd. (“Pilot Media”), a company organized and validly existing under the laws of the Peoples Republic of China (“PRC”). The following summary of the joint cooperation does not purport to be complete and is qualified in its entirety by reference to the Joint Cooperation Agreement (titled flOw TV Joint Cooperation Contract), a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

The Joint Cooperation Agreement establishes an online television network platform in China. Under the joint cooperation, Pilot Media is responsible for providing the television network platform, assembling the necessary licenses and permits and operational management of the joint cooperation and the Company is responsible for financing, business development and intellectual property. The Company is required to raise $15,000,000 by June 1, 2008, for the implementation of the internet television platform. The Company has operational control of the joint cooperation.

Material terms of this agreement include the following:

  The stated objectives of the Joint Cooperation Agreement are to strengthen the economic and technical cooperation between the two parties and sell a complete Internet television platform solution (the “IPTV Platform”) and to exploit the IPTV Platform throughout the PRC.

  The business scope of the joint cooperation is to create a robust IPTV platform for distribution of television programming over the Internet throughout the PRC, to market and sell the IPTV Platform throughout the PRC and to maximize revenues by creating innovative economic sales and advertising models for the IPTV Platform.

  An initial investment of $15,000,000 is required, which is required to be contributed by us by no later than June 1, 2008.

  Pilot Media will not be required by contribute any cash and will hold a 40% interest in the Joint Cooperation;

  We will hold a 60% interest in the Joint Cooperation, provided that we will allocate an interest in the Joint Cooperation through the issuance of shares of our common stock to the management of Pilot Media.

  Pilot Media’s management will ultimately hold a 20% interest in the Joint Cooperation by virtue of owning a 10% interest in ITonis.

  Pilot Media will be obligated to secure certain agreed upon licenses for the Joint Cooperation, including a business license, an Internet content provide license, a network culture operation license and a information network video/ audio program license. These licenses must be obtained within 100 days of the execution of the Joint Cooperation Agreement. In addition, Pilot Media will be obligated to file applications in connection with the establishment of the business of the Joint Cooperation and employee local personnel as required for the operation of the business of the Joint Cooperation.

  We are obligated to pay a deposit of $150,000, which was paid on January 25, 2008. The deposit will be returned to us if the licenses are not obtained within the 100 day period from the execution of the agreement. If the licenses are obtained within this period, the deposit will belong to Pilot Media and will be applied towards the $15,000,000 investment amount if the investment amount is raised by June 1, 2008.

  We have agreed to provide equipment and technology for the IPTV Platform, manage matters that the Joint Cooperation may prescribe (such as equipment purchases abroad) and develop IPTV content, license content and create an advertising based revenue generator for the IPTV Platform.

  We have agreed to provide a license of the technology for the IPTV Platform to the Joint Cooperation on an exclusive basis within China, and a non-exclusive basis with respect to the rest of the world.

  The Joint Cooperation will be governed by a supervisory committee consisting of seven supervisors, four who will be nominated by us and three who will be nominated by Pilot Media.

  The net profit of the Joint Cooperation will be divided between Pilot Media and us, with Pilot Media receiving 40% and us receiving 60%. Of the amount that we receive, 20% will ultimately be allocated to the management of Pilot Media through shares of ITonis that are to be acquired by management of Pilot Media.

  The Joint Cooperation shall cover a term of 20 years.

There is no assurance that Pilot Media will be able to obtain the required licenses and permits, nor that the Company will be able to raise the $15,000,000 it is required to raise for the implementation of the internet television platform.

Execution of Share Purchase Agreement with Niu Zhengping and Wu Jiping, individually

On January 15, 2008, the Company executed a binding, definitive share purchase agreement (the “Beijing Share Purchase Agreement”) with Niu Zhengping and Wu Jiping, individually (“Sellers”) for the acquisition of their company, Beijing Tuo Jiang Culture Development Ltd. (“BTJCD”), a company organized and validly existing under the laws of the PRC. The following summary of the Beijing Share Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Share Purchase Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K.

Under the Joint Cooperation Agreement, the Company must utilize a Chinese subsidiary to operate in the PRC. The lead time for creating a new company in the PRC is approximately six months, while the lead time for the acquisition of an existing company is three months. Therefore, the Company decided to acquire an existing company. The Sellers agreed to sell BTJCD in exchange for 1,000,000 shares of our common stock, and $500,000 cash. Among BTJCD’s assets are $300,000 in cash, made immediately available to the Company for use in China for Company purposes, which is prior to the expected closing of the purchase of BTJCD on or about June 1, 2008.

There is no assurance that the acquisition of BTJCD will be completed by June 1, 2008, due to the number of regulatory approvals required in the PRC.

Acquisition of Aquos Media Limited

On January 21, 2008, we entered into an amended and restated share purchase agreement (the “Amended Share Purchase Agreement”) with iOcean Media Limited (“iOcean”) and Aquos Media Limited (“Aquos”), a wholly owned subsidiary of iOcean pursuant to which we agreed to amended and restated terms for our acquisition of Aquos. The agreement replaces and supersedes the original share purchase agreement that we entered into with iOcean and Aquos on October 23, 2007 (the “Original Share Purchase Agreement”). Under the Original Share Purchase Agreement, we agreed to purchase all of the issued and outstanding share capital of Aquos in consideration of the issue to iOcean of 70,340,800 shares of our common stock. We disclosed the completion of this acquisition and the issuance of these shares on our Current Report on Form 8-K filed with the Securities and Exchange Commission on October 29, 2007. Under the terms of the Amended Share Purchase Agreement, we have agreed that the acquisition of Aquos will be completed in consideration for the issuance of 16,138,370 shares of our common stock. We agreed with iOcean that the acquisition of Aquos would complete on January 29, 2008, not October 26, 2007, as previously disclosed. We further agreed that the Original Share Purchase Agreement was replaced and superseded in whole by the Amended Share Purchase Agreement. The issuance of 70,340,800 shares to iOcean contemplated under the Original Share Purchase Agreement were not in fact issued.

Thomas Neal Roberts, Chief Executive Officer – Employment Agreement

On January 2nd, 2008, we finalized and entered into a new employment agreement (the “Employment Agreement”) with Mr. Thomas Neal Roberts, our president, chief executive officer and chief financial officer and a director of the Company, with respect to his appointment as our chief executive officer. The Employment Agreement is dated as of January 2, 2008 (the “Effective Date”). The following summary of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, a copy of which is attached as Exhibit 10.4 to this Current Report on Form 8-K.

Mr. Roberts was appointed as a director of the Company and as president, chief executive officer, chief financial officer and secretary on July 2, 2007. Mr. Roberts appointment as our director and officer and the negotiation with Mr. Roberts regarding the finalization of his employment agreement with the Company were reported in our Current Report on Form 8-K filed with the Securities and Exchange Commission on July 9, 2007. On September 6, 2007, an employment agreement was executed between the Company and Mr. Roberts, and was effective through December 31, 2007, when it was superseded by the new employment agreement. The earlier employment agreement was reported in our Current Report on Form 8-K filed with the Securities and Exchange Commission on September 6, 2007.

Pursuant to the terms of the Employment Agreement, Mr. Roberts will serve our chief executive officer and as chief executive officer of all of our subsidiaries. Mr. Roberts will perform such duties and responsibilities as our board of director’s may from time to time reasonably determine and assign as is customarily performed by persons in an executive position. A more detailed description of Mr. Robert’s job responsibilities is attached as Exhibit “A” to the Employment Agreement. Mr. Roberts will report directly to our board of directors. Mr. Roberts has agreed to devote, on an as-needed basis, all necessary time, energy, knowledge, skill and reasonably best efforts to the business of the Company, however, Mr. Roberts is permitted to have limited involvement with outside business ventures which do not conflict with the business of the Company. Mr. Roberts will be based in Beijing.

In consideration for Mr. Robert’s services, we have agreed to:

  pay Mr. Roberts a base salary in the amount of $300,000 per year, less applicable payroll deductions and tax withholdings, payable in accordance with the then-current payroll policies of the Company during Mr. Roberts employment period, issue to Mr. Roberts up to 25,000,000 shares of common stock of the Company in a combination of option grants and share grants, pursuant to a separate stock and option grant agreements (each, a “Share and Option Grant Agreement”). It is anticipated that the exercise of any stock options and the grant of any stock awards will be subject to vesting based on the achievement of specified milestones based on the Company’s business plan. Negotiations regarding the stock and option grants and strike price are ongoing and are anticipated to be concluded by March 1, 2008. We will file an additional Current Report on Form 8-K disclosing these agreements once they have been concluded.

In addition, we have agreed to reimburse Mr. Roberts for all reasonable business expenses incurred by Mr. Roberts during the course of his employment.

The term of Mr. Robert’s employment shall commence from the Effective Date through to the third anniversary of the Effective Date and may be extended by mutual written agreement of the parties. We are entitled to terminate the Employment Agreement for cause, as defined in the Employment Agreement, which includes, without limitation, failure of Mr. Roberts to perform his material duties or a material breach of the material terms of the agreement by Mr. Roberts. We will be entitled to terminate the Employment Agreement without cause at any time after the first year of the Employment Agreement. If we terminate the Employment Agreement without cause or if Mr. Roberts terminates the Employment Agreement for “good reason”, as defined in the Employment Agreement, we will be obligated to pay to Mr. Roberts an amount equal to 90 days base salary, in addition to unpaid or accrued salary and bonus payments to the date of termination.

Lawrence Haber, Senior Vice President and General Counsel– Employment Agreement

On January 2nd, 2008, we finalized and entered into an employment agreement (the “Employment Agreement”) with Mr. Lawrence Haber with respect to his employment as our senior vice-president and general counsel. The Employment Agreement is dated as of January 2, 2008 (the “Effective Date”). The following summary of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, a copy of which is attached as Exhibit 10.5 to this Current Report on Form 8-K.

Mr. Haber has also been appointed as our corporate secretary effective August 27, 2007. On September 6, 2007, an employment agreement was executed between the Company and Mr. Haber, and was effective through December 31, 2007, when it was superseded by the new employment agreement. The earlier employment agreement was reported in our Current Report on Form 8-K filed with the Securities and Exchange Commission on September 6, 2007.

Pursuant to the terms of the Employment Agreement, Mr. Haber will serve our senior vice-president and general counsel and as senior vice-president and general counsel of all of our subsidiaries. Mr. Haber will perform such duties and responsibilities as our chief executive officer may from time to time reasonably determine and assign as is customarily performed by persons in such an executive position. A more detailed description of Mr. Haber’s job responsibilities is attached as Exhibit “A” to the Employment Agreement. Mr. Haber will report directly to our chief executive officer. Mr. Haber has agreed to devote, on an as-needed basis, all necessary time, energy, knowledge, skill and reasonably best efforts to the business of the Company, however, Mr. Haber is permitted to continue his law practice and limited involvement with outside business ventures which do not conflict with the business of the Company. Mr. Haber will be based in Florida.

In consideration for Mr. Haber’s services, we have agreed to:

  pay Mr. Haber a base salary in the amount of $200,000 per year, less applicable payroll deductions and tax withholdings, payable in accordance with the then-current payroll policies of the Company during Mr. Haber employment period, issue to Mr. Haber up to 10,000,000 shares of common stock of the Company in a combination of option grants and share grants, pursuant to a separate stock and option grant agreements (each, a “Share and Option Grant Agreement”). It is anticipated that the exercise of any stock options and the grant of any stock awards will be subject to vesting based on the achievement of specified milestones based on the Company’s business plan. Negotiations regarding the stock and option grants and strike price are ongoing and are anticipated to be concluded by March 1, 2008. We will file an additional Current Report on Form 8-K disclosing these agreements once they have been concluded.

  In addition, we have agreed to reimburse Mr. Haber for all reasonable business expenses incurred by Mr. Haber during the course of his employment.

The term of Mr. Haber’s employment shall commence from the Effective Date through to the third anniversary of the Effective Date and may be extended by mutual written agreement of the parties. We are entitled to terminate the Employment Agreement for cause, as defined in the Employment Agreement, which includes, without limitation, failure of Mr. Haber to perform his material duties or a material breach of the material terms of the agreement by Mr. Haber. We will be entitled to terminate the Employment Agreement without cause at any time after the first year of the Employment Agreement. If we terminate the Employment Agreement without cause or if Mr. Haber terminates the Employment Agreement for “good reason”, as defined in the Employment Agreement, we will be obligated to pay to Mr. Haber an amount equal to 90 days base salary, in addition to unpaid or accrued salary and bonus payments to the date of termination.

Item 1.02 Termination of a Material Definitive Agreement

The Original Share Purchase Agreement was replaced and superseded by the Amended Share Purchase Agreement, as disclosed above in Item 1.01.

SECTION 2 - FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

Acquisition of Aquos Media Limited

On January 29, 2008, we completed the acquisition of Aquos pursuant to the Amended Share Purchase Agreement among the Company, Aquos and iOcean dated January 21, 2008. The following summary of the acquisition does not purport to be complete and is qualified in its entirety by reference to the Amended Share Purchase Agreement, a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K.

Pursuant to the Amended Share Purchase Agreement, we have acquired all of the issued and outstanding shares of Aquos in consideration for the issuance to iOcean of 16,138,370 shares of our common stock. All shares issued to iOcean are “restricted securities” under the Securities Act of 1933.

Aquos has minimal assets and liabilities. Our rationale for issuing shares to iOcean for the acquisition of Aquos was to compensate iOcean for the introduction by iOcean to us of the project with Pilot Media which is now the subject of the Joint Cooperation Agreement. We have concluded that the acquisition of Aquos is not a significant acquisition that triggers an obligation under Regulation S-B for us to file financial statements of Aquos. Accordingly, we are not filing financial statements of Aquos with this Current Report on Form 8-K, nor will we be filing any such financial statements by amendment to this Current Report on Form 8-K.

iOcean does not have any rights to the issuance of any further shares of our common stock, as it originally did under the Original Share Purchase Agreement. Further, iOcean is not party to a voting agreement with respect to the shares of common stock acquired by it, as was originally contemplated under the Original Share Purchase Agreement.

Following the completion of the acquisition, iOcean has agreed to use its best efforts to ensure that certain IPTV licenses and permits are secured by Aquos by no later than April 1, 2008. There is no assurance that Aquos will obtain the required licenses and permits.

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

In connection with the acquisition of all of the issued and outstanding shares of Aquos Media Limited, as described above in Item 2.01, on January 29, 2008 we issued 16,138,370 shares of our common stock to iOcean. The shares issued and to be issued to iOcean were issued and will be issued in offshore transactions (as defined in Rule 902 under Regulation S under the Securities Act) in reliance on Rule 903 of Regulation S under the Securities Act, based upon representations made to us. The previously disclosed issuance of 70,340,800 shares to iOcean contemplated under the Original Share Purchase Agreement and as disclosed in our Current Report on Form 8-K filed with the SEC on October 29, 2007 were not in fact issued.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Compensatory Arrangements of Certain Officers

Thomas Neal Roberts, Appointment as Chairman

On January 7th, 2008, we elected Mr. Thomas Neal Roberts, our president, chief executive officer and chief financial officer and a director of the Company, as Chairman of the Company.

Employment Agreements

We have entered into employment agreements with each of the following officers of the Company, as described above in Item 1.01 of this Current Report on Form 8-K:

  Mr. Thomas Roberts, our president, chief executive officer and chief financial officer; and

  Mr. Lawrence Haber, our senior vice-president and general counsel.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Exhibit	Description
10.1	flow TV Joint Cooperation Contract between the Company and Beijing Lushi (SDTV) Pilot Media Co., Ltd. Dated December 14, 2008
10.2	Agreement For Purchase And Sale Of Ownership Interests between the Company and Niu Zhengping and Wu Jiping, individually dated January 15, 2008
10.3	Amended and Restated Share Purchase Agreement between the Company, iOcean Media Limited and Aquos Media Limited dated January 21, 2008
10.4	Employment Agreement between the Company and Thomas Neal Roberts dated January 2, 2008
10.5	Employment Agreement between the Company and Lawrence Haber dated January 2, 2008

SIGNATURES

Pursuant to the requirements of the Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITONIS INC.

Date: February 11, 2008	By:	/s/ Thomas N. Roberts

Thomas N. Roberts

President and Chief Executive Officer